For Total Return

DELAWARE GROUP
Decatur Income Fund
Decatur Total Return Fund

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

goals

1997
Annual
Report


DELAWARE
GROUP
--------

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(photo of keyboard)

(photo of illustration from total return brochure)

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Decatur Funds' Objectives

DECATUR INCOME FUND
To achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

DECATUR TOTAL RETURN FUND
To achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

total
return
for total
return
  1

December 8, 1997

Dear Shareholder:

THE MID-1990S HAVE BEEN HEADY TIMES.
For the third consecutive calendar year, the U.S. stock market, as measured by the unmanaged Standard & Poor's 500 Index, provided positive annual returns of more than 20%, an unprecedented feat.
        We are pleased to report that the Decatur Funds participated in the stock market's robust capital appreciation potential during fiscal 1997. Amid an increase in market volatility, we believe the Funds' dividend yield and value discipline served shareholders well by providing income and reducing investment risk.
        Decatur Income Fund marked its 40th anniversary year by outperforming its equity income peers, as measured by the Lipper Equity Income Fund Average, for the 12 months ended November 30, 1997. As you can see below, the Fund's younger sibling, Decatur Total Return Fund, turned in even stronger results for the period.
        Both Decatur Funds benefited from the robust performance of financial, pharmaceutical, and chemical stocks in 1997. This occurred amid healthy U.S. economic growth, low inflation, falling interest rates, and a 4.6% unemployment rate, the lowest in 24 years. The Funds' returns were also augmented by investments in some companies that merged or restructured.
        Let us take a moment to reflect on how far we've come in just the past three years. On November 30, 1994, the Dow Jones Industrial Average stood at 3739. Now this ubiquitous stock market barometer stands at nearly 8000. Many shareholders in the Decatur Funds (Class A shares with


AMID AN INCREASE IN MARKET VOLATILITY IN
1997, WE BELIEVE THE DECATUR FUNDS'DIVIDEND
YIELD AND VALUE DISCIPLINE SERVED SHAREHOLDERS WELL
BY GENERATING INCOME, REDUCING INVESTMENT RISK
AND PROVIDING ATTRACTIVE TOTAL RETURNS.


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------------------------------------------------------------------
                                                         12 Months Ended               Three Years Ended
                                                        November 30, 1997              November 30, 1997
-----------------------------------------------------------------------------------------------------------
Decatur Income Fund A Class                                  +24.78%                        +26.72%
Decatur Total Return Fund A Class                            +25.26%                        +28.22%
-----------------------------------------------------------------------------------------------------------
Lipper Equity Income Fund Average                            +23.99% (178 funds)            +24.81% (116 funds)
S&P BARRA Value Index                                        +25.11%                        +28.97%
Standard & Poor's 500 Index                                  +28.51%                        +31.04%
-----------------------------------------------------------------------------------------------------------

The Decatur Funds' performance as well as that of the Lipper Equity Income Fund Average is based on net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Classes of both Funds can be found on pages 10 and 11. The unmanaged S&P BARRA Value Index measures the performance of S&P 500 stocks that meet BARRA International's definition of value stocks. Past performance does not guarantee future results. The S&P 500 Index is an unmanaged measure of large company stocks.

for total
return
  2


dividends reinvested at net asset value) have seen the value of their investment double during this period.
        Such results substantially exceed the average annual historical returns of both the market and the Funds, and signal a note of caution as we near a new millennium. Investors should keep in mind that prosperity can be followed by uncertain times, when an effective stock selection strategy can be especially valuable.
        All forms of investing involve some sort of risk. Indeed, the author of El Cid, a novel about the formation of Spain, wrote that to win without risk is to triumph without glory. Decatur's management team prides itself on taking calculated, prudent risks in an effort to help sensible long-term investors build wealth over time.
        Since 1957, in good times and during periods of volatility, the Decatur approach has proven its resilience, relevance and versatility. We believe that the Funds' consistent, time-tested approach is just as valid now as it was a generation ago. On pages 12 and 13, you'll see that $10,000 invested in Decatur Income Fund at its inception would have grown to nearly
$1.2 million as of November 30, 1997.
        Decatur's management team, led by portfolio manager John B. Fields, champions the role of dividends in pointing the way to capital appreciation potential. Even though the average dividend yield of the S&P 500 on November
30 was 1.58%, an historic low, we believe there is much opportunity in today's stock market. On the pages that follow, Fields describes how the Decatur team is attempting to tap the market's potential.
        Finally, we wish to note that fiscal 1997 marked two financial milestones for your Funds: Decatur Income Fund's assets surpassed $2 billion while Decatur Total Return Fund reached more than $1 billion.
        We thank you for being among the more than 120,000 shareholders who have made Delaware Group's flagship funds part of their investment plan and we wish you a great 1998.

Sincerely,

/s/ Wayne A. Stork
------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
------------------------
Jeffrey J. Nick
President and Chief Executive Officer


discipline

New President and CEO

On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies since October 1996. He joined Lincoln National, Delaware's indirect parent, in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.

for total
return
   3


Portfolio Manager's Review

FISCAL 1997 WAS A YEAR WHEN  everything that could go right did.
        America's economy was a dynamic, growing engine that remained highly efficient even as the U.S. unemployment rate fell to levels that triggered labor shortages in some industries. Corporate profits in many sectors, including multinational companies, exceeded expectations despite a rise in the value of the dollar. The Federal Reserve Board needed only a moderate springtime increase in short-term interest rates to keep domestic inflation at bay.
        When stock prices briefly dropped 10% in April and again in October, savvy investors were presented with buying opportunities. Even financial anxiety in Asia and saber rattling in the Middle East do not have an apparent lasting impact on the U.S. stock market.
        At the helm of this engine was a Federal Reserve Board whose effective monetary policy prevented growth from accelerating out of control. In the 12 months ended November 30, 1997, many investors in established, large capitalization companies were rewarded with returns that far exceeded historical averages. Most unmanaged benchmarks of market performance were near or at all-time highs as of year end.

OUR STRATEGIC POSITIONING

Your Decatur team selects companies with above-average dividend yields that we believe are well managed and poised to do relatively well. We focus on firms that appear to offer solid earnings growth potential based on some combination of new products, cost-cutting programs, consolidation opportunities and stock buybacks.
        During fiscal 1997, the Decatur Funds had strong positions in pharmaceutical, financial services, and chemical companies. Many stocks in each of these sectors provided attractive returns. We benefited from the fact that several of our banking

TOP 10 HOLDINGS
DECATUR INCOME AND DECATUR TOTAL RETURN FUNDS

-----------------------------------------------------------------------------------------------------------
NOVEMBER 30, 1997
                                          Industry                    Dividend Yield  Price/Earnings Ratio
-----------------------------------------------------------------------------------------------------------
McGraw-Hill Cos.                          publishing                      2.10%                 23.5x
Pitney Bowes Corp.                        office products                 2.23%                 23.5x
American Home Products                    pharmaceuticals                 2.46%                 20.9x
Imperial Chemical                         chemicals                       2.79%                 28.5x
Browning-Ferris                           waste hauling                   2.13%                 17.5x
Baxter International                      health care equipment           2.30%                 21.6x
Summit Bancorp                            commercial bank                 2.32%                 19.2x
Glaxo Wellcome plc                        pharmaceuticals                 2.28%                 26.0x
Mellon Bank Corp.                         financial services              1.96%                 19.6x
CPC International                         processed food                  1.74%                 25.4x
-----------------------------------------------------------------------------------------------------------
S&P 500 Index                                                             1.65%                 20.7x
-----------------------------------------------------------------------------------------------------------

Holdings are listed in order of size as a percentage of net assets within Decatur Income Fund. Both Funds have the same Top 10 Holdings.
See page 10 for each Fund's SEC yields. P/E ratios based on a consensus of analysts' estimates as reported by First Call.

strategy
for total
return
   4

selections - including Signet Banking, CoreStates Financial Corp. and US Bancorp
- agreed to be acquired by larger financial institutions.
        The Funds reduced their weightings in some cyclical sectors such as autos and rail transportation. Some companies in these sectors enjoyed substantial appreciation while others lagged amid investor concern about operational efficiency.
        Even though the dividend yield on the S&P 500 continued to fall during 1997 and stood at just 1.65% as of November 30, we identified plenty of high quality, higher yielding stocks in which to invest. It appears to us that many investors adopted very

The Decatur Strategy

Many professionals use tools to discover valuable information. Doctors sample blood. Builders test soil. Lawyers take depositions.
    Decatur's management team consistently examines a stock's dividend yield to ascertain a company's suitability for your Funds' portfolios. We believe a stock's yield relative to the dividend yield of the unmanaged Standard & Poor's 500 Index provides crucial evidence of capital appreciation potential.
    Decatur Income Fund and Decatur Total Return Fund follow a very clear buy/sell strategy that targets fundamentally strong, growing companies whose stocks have above-average dividend yields. To be eligible for purchase or holding by the Funds, stocks must have a current dividend yield greater than that of the S&P 500.
    We are most attracted to stocks whose yield is "high" relative to the S&P 500 but not necessarily the "highest" yield available. As shown in the chart to the left, this "high" category of stocks has historically generated the greatest level of total return.


LONG-TERM RETURNS
OF DIVIDEND-PAYING STOCKS 1929 TO 1997

              Capital appreciation         Dividends Reinvested            Total Return
              --------------------         --------------------            ------------
Lowest              6.3%                          3.1%                          9.4%
Low                 4.8%                          4.4%                          9.2%
Mid Yields          4.2%                          5.0%                          9.2%
High                5.4%                          6.4%                         11.8%
Highest             3.6%                          7.8%                         11.4%



Our investment strategy leads us to select stocks that fall within the "high" yield category. These stocks have provided the highest annual average total return since 1929 as indicated by the numbers atop each bar. This study covers all dividend-paying common stocks listed on the NYSE from 1929, AMEX from 1963, and NASDAQ from 1973.

THE IMPORTANCE OF A SELL DISCIPLINE

How we buy a stock is only half the story, however. Knowing when to sell can be equally important. In an equity market that has been as robust as that of the past several years, it is tempting, even for financial professionals, to become infatuated with companies whose stocks have appreciated substantially in value. Value stocks can turn into growth stocks, which can increase a portfolio's risk profile.
    When a stock's yield falls below the average of the S&P 500, we generally view that as evidence that the stock has become fairly priced and that future appreciation potential is no longer attractive relative to possible risks.
    Sometimes we sell a stock whose yield is still above that of the S&P 500 average if we find what seems to be a more attractive candidate for either Fund or when a company's earnings or business operations have not met our expectations.

for total
return
   5

short-term investment horizons, and were willing to abandon positions in excellent companies after mild temporary setbacks.
        As part of our screening process, we look for catalysts that could potentially unlock the value of companies. In a stock market with increasing volatility, it is not enough just to find cheap companies with attractive dividends. We're concentrating our efforts on businesses we believe are improving in ways likely to attract the market's attention. In each Fund, we reduced the number of holdings by more than 15% during fiscal 1997 so we could focus on what we viewed as the most promising investment opportunities.

EVEN THOUGH THE DIVIDEND YIELD ON THE S&P 500 CONTINUED TO FALL IN 1997, WE IDENTIFIED PLENTY OF HIGH QUALITY, HIGHER YIELDING STOCKS.

        Another area of opportunity was office products makers such as Pitney Bowes. In our opinion, these dividend-paying stocks offered an excellent way for your Funds to participate in business' efforts to increase office productivity through technology with much less price risk than an investor would have by buying more expensive, non-dividend paying technology stocks.
        Every equity mutual fund has its disappointments, and we had our share in fiscal 1997. Although some high-yielding telecommunications stocks provided excellent appreciation potential during the year, our largest holding in this sector - Frontier Corp., a long distance telephone services provider - was a dud.
        While the company's dividend yield was attractive, its earnings and business prospects did not meet Wall Street's expectations. We've retained our position because we believe recent industry activity has increased prospects for either an internal turnaround or a merger with another telephone company.

income

WE INCREASED INCOME POTENTIAL

Decatur Income Fund seeks to maintain a higher yield than the S&P 500 through a combination of stock selection and the use of a complement of high-yield bonds. We increased the Fund's weighting in high-yield bonds to 13.6% as of November 30, 1997, from 9.8% a year earlier.
        This strategy worked well as high-yield bonds outperformed other fixed-income investments. Our approach enabled Decatur Income Fund to offer:

  1) a higher SEC yield (as of November 30, 1997 for Class A shares as shown on page 10) than most balanced funds,* which typically invest a third of their assets in bonds; and
  2) a higher fiscal 1997 total return (for Class A shares) than the Lipper Equity Income Average as shown on page 8. Most Equity Income funds tend to be fully invested in stocks.

        High-yield bonds add to the Fund's income potential; however, they are issued by companies whose ability to pay interest and repay principal is not as strong as companies with investment-grade ratings. The strength of the U.S. economy helped high-yield bonds perform well during fiscal 1997.
        Decatur Income Fund's high-yield bonds are managed by Gerald T. Nichols, a senior Delaware Group fixed-income portfolio manager. Since November, the Fund has focused primarily on high-yield bonds rated B to maximize income potential.
        We increased our bond weighting because we believe the U.S. economy can remain healthy, allowing bond issuers to meet their obligations. In our view, the 9% to 10% yield available from many high-

*The average balanced fund had a thirty-day SEC yield of 2.42% as of November 30, 1997, according to Lipper Analytical Services.

income
for total
return
   6


yield bonds is an attractive complement to stocks, especially given the stock market's increased volatility in 1997. We see the high yield market as an effective way to provide an additional element of diversification to reduce potential risk.

outlook

At the start of fiscal 1997, we thought that short-term market volatility would increase, and our expectations in that regard were fully met during the past 12 months. Given the uncertainty that daily market swings of 1% or more can generate, as well as the market's exceptional performance over the past three years, some investors may wonder: how much further can we go?
        Three years ago, the Federal Reserve Board kept inflation under control through a consistent application of economic brakes in the form of modest increases in short-term interest rates. This prudent monetary policy helped fuel a period of capital appreciation from stocks that's been as powerful as any in this century.
        Can it continue? Many economic indicators remain positive. Despite the lowest unemployment rate since before the first oil crisis of the 1970s, inflation was just 1.8% for the 12 months ended November 30, 1997. This provided a healthy climate for financial assets, especially interest-rate sensitive companies such as banks.
        Many industrial companies are finding new ways to boost profits through new technology, mergers and restructuring. In the case of the pharmaceutical industry, our investment research continues to lead to undervalued multinational companies which we believe promising product pipelines.
        It has been said that life begins at 40. By consistently focusing on value stocks for the past four decades, your Decatur team has sought to reduce the risks associated with equity investing. We believe our approach makes as much sense now as ever.

JOHN B. FIELDS
Vice President and Senior Portfolio Manager
December 8, 1997

outlook

TWO INDICATORS OF OUR VALUE FOCUS:
DECATUR TOTAL RETURN'S RELATIVE PRICE/EARNINGS RATIO AND DIVIDEND YIELD
RELATIVE TO STOCKS IN THE S&P 500 INDEX
--------------------------------------------------------------------------------
S&P 500 P/E = 20.7X AS OF NOEMBER 30, 1997

                                      Fund's Yield Relative to S&P 500                  Fund's P/E Relative to S&P 500
Jan. '93                                         $1.230                                            $1.113
Mar. '93                                         $1.230                                            $1.115
Jun. '93                                         $1.309                                            $1.003
Sep. '93                                         $1.267                                            $0.985
Dec. '93                                         $1.272                                            $0.932
Mar. '94                                         $1.272                                            $0.932
Jun. '94                                         $1.266                                            $0.948
Sep. '94                                         $1.303                                            $0.931
Dec. '94                                         $1.367                                            $0.888
Mar. '95                                         $1.430                                            $0.894
Jun. '95                                         $1.461                                            $0.872
Sep. '95                                         $1.460                                            $0.874
Dec. '95                                         $1.504                                            $0.865
Mar. '96                                         $1.489                                            $0.873
Jun. '96                                         $1.535                                            $0.848
Sep. '96                                         $1.528                                            $0.857
Dec. '96                                         $1.563                                            $0.837
Mar. '97                                         $1.528                                            $0.848
Jun. '97                                         $1.561                                            $0.835
Sep. '97                                         $1.531                                            $0.858
Nov. '97                                         $1.566                                            $0.842



Stocks in Decatur Total Return Fund's portfolio as of year end sold at prices that were lower relative to earnings and had higher yields than stocks in the unmanaged S&P 500 Index. The Fund's portfolio also had a higher yield than the S&P 500. This illustrates that the Fund has maintained its value investment discipline.

Relative yield shown above does not reflect expenses, which vary with each Fund and share Class. Past performance does not guarantee future results. Thirty-day SEC yields for each Fund can be found on page 10. P/E is based on corporate earnings estimates for 1998 as reported to First Call by securities analysts. Relative yield and relative P/E is based on value of 1.0 for the S&P 500 Index. A number more than 1.0 indicates higher yield or P/E. A number less than 1.0 indicates lower yield or P/E. Actual yield of the Index was 1.65% as of November 30, 1997.

for total
return
  7

The Color of Opportunity: Bristol-Myers Squibb
Our Buy/Sell Discipline at Work

Many pharmaceutical stocks suffered sharp price declines during 1993 amid concerns about the financial impact of health care reform. Some recovered within a year when it became obvious that the Clinton Administration's plans would not be passed by Congress.
    The stock of Bristol-Myers Squibb, maker of Clairol hair products and Bufferin aspirin, didn't. In 1994, the New York company faced problems related to breast-implant products that required it to set aside $1.5 billion to settle lawsuits.
    This issue overshadowed Bristol-Myers' success at marketing drugs to reduce cholesterol and treat diabetes as well as efforts to expand research on drugs to treat colorectal and skin cancer, hypertension and hepatitis.
    When Decatur's management team sized up Bristol-Myers' business outlook about three years ago, we concluded there were several catalysts that could fuel a significant improvement in earnings. In addition, Bristol-Myers' dividend yield was nearly 80% higher than that of the S&P 500.
    The Decatur Funds began accumulating a position in 1994 that gradually grew to more than $32 million by the end of fiscal 1995. Over the next two years, we maintained our Bristol-Myers holding and watched it grow in value by more than 80% from our average purchase price as investors began to recognize the company's true colors.
    In late 1997, Bristol-Myers said it expects to start sales of two new products annually by the year 2000, and three new products a year by 2003.
The company also announced plans to increase its research and development staff by 50% over the next five years.
    However, as of year end, the company's dividend yield was slightly less that of the S&P 500, as shown to the left, signaling a sale under Decatur's investment discipline.

BRISTOL-MYERS SQUIBB STOCK PRICE AND
YIELD RELATIVE TO THE S&P 500 INDEX
--------------------------------------------------------------------------------

                        High  Stock Price  Low                        Relative Yield
Jan. '92                $45.1             $39.5        Jan. '92                           $1
Mar. '92                $41               $38          Mar. '92                           $1.09
June '92                $37               $31          June '92                           $1.3
Sept. '92               $35               $31          Sept. '92                          $1.42
Dec. '92                $36               $33          Dec. '92                           $1.42
Mar. '93                $30               $28          Mar. '93                           $1.75
June '93                $31               $29          June '93                           $1.72
Sept. '93               $30               $28          Sept. '93                          $1.83
Dec. '93                $30               $29          Dec. '93                           $1.82
Mar. '94                $28               $25          Mar. '94                           $1.96
June '94                $28               $27          June '94                           $1.87
Sept. '94               $29               $28          Sept. '94                          $1.92
Dec. '94                $31               $29          Dec. '94                           $1.73
Mar. '95                $33               $31          Mar. '95                           $1.73
June '95                $35               $33          June '95                           $1.75
Sept. '95               $38               $33          Sept. '95                          $1.76
Dec. '95                $44               $40          Dec. '95                           $1.57
Mar. '96                $44               $42          Mar. '96                           $1.58
June '96                $45               $42          June '96                           $1.61
Sept. '96               $49               $44          Sept. '96                          $1.47
Dec. '96                $58               $53          Dec. '96                           $1.34
Mar. '97                $69               $59          Mar. '97                           $1.22
June '97                $86               $73          June '97                           $1.1
Sept. '97               $84               $76          Sept. '97                          $1.16
Nov. '97   Decatur Buys $96.6             $88.3        Nov. '97    Decatur Begins to Sell $1




DECATUR FUNDS' POSITIONING IN BRISTOL-MYERS SQUIBB
--------------------------------------------------------------------------------
                             Nov. 30, 1995      Nov. 30, 1997
Amount of Holding*           $33.2 million      $55.2 million
Company Dividend Yield           3.69%               1.62%
S&P 500 Dividend Yield           2.28%               1.65%
Market Price Per Share           40 1/8              93 5/8
Company P/E Ratio                19.9x               30.0x
--------------------------------------------------------------------------------
 *Market value of Decatur Income Fund's and Decatur Total Return Fund's combined position. Stock price adjusted to reflect a 2/7/97 two-for-one split.

for total
return
  8

The Decatur Approach

AN INVESTMENT DISCIPLINE THAT'S MADE A DIFFERENCE OVER TIME...

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
THROUGH NOVEMBER 30, 1997

                                        One Year        Three Years      Five Years          Ten Years
Decatur Income Fund A Class             +24.78%           +26.72%          +18.57%            +15.13%
Decatur Total Return Fund A Class       +25.26%           +28.22%          +19.31%            +16.90%
Lipper Equity Income Fund Average       +23.99%           +24.81%          +16.84%            +14.72%


All performance shown is at net asset value and includes reinvestment of all capital gains and dividends. Sales charges are not included. Performance of other Fund classes varies due to differing charges and expenses. Past performance does not guarantee future results. There were 178, 116, 60 and 31 funds in the Lipper Equity Income Fund Average for the one-year, three-year, five-year and 10-year periods ended November 30, 1997. Performance for all classes can be found on pages 10 and 11.

AND MAINTAINED A RELATIVELY LOW RISK PROFILE.

LATEST AVAILABLE MORNINGSTAR RISK SCORES
--------------------------------------------------------------------------------
PERIODS ENDED JULY 31, 1997

                                 Decatur Income           Decatur Total                  Large Value
                                      Fund                 Return Fund                   Fund Average
----------------------------------------------------------------------------------------------------------
Three Years                           0.64                     0.70                   0.77    (226 funds)
Five Years                            0.69                     0.74                   0.83    (139 funds)
Ten Years                             0.83                     0.83                   0.95    (64 funds)
----------------------------------------------------------------------------------------------------------

The average risk factor for all equity funds equals 1.00. Numbers greater than 1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill. It adds up the amounts by which a fund fell short of a Treasury bill's return and divides the result by the total number of months in the rating period.

for total
 return
   9

Two Clear Fund Choices
One Time-Tested Strategy

DECATUR INCOME FUND

For Monthly Income and Capital Appreciation Potential
  *  Dividends paid each month
  *  Strives for a yield 100 basis points (1%) higher than the S&P 500 Index
  *  Uses a complement of high-yield bonds for income and diversification

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
Median Market Capitalization             $11.6 billion
Number of Stocks                              69
Average Price-To-Earnings Ratio*             18.8x
High-Yield Bonds                      13.6% of net assets
Beta**                                        0.96


DECATUR TOTAL RETURN FUND

Designed for Investors Whose Primary Goal is Accumulation of Assets
  *  Dividends paid quarterly
  *  Fully invested in large-cap stocks
  *  Attractive risk/reward profile

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
Median Market Capitalization             $12.1 billion
Number of Stocks                              70
Average Price-To-Earnings Ratio*             18.5x
Beta**                                        0.96
--------------------------------------------------------------------------------

  * P/Es based on analysts' earnings estimates for 1998 as reported by First Call; P/E ratio for S&P 500 Index stocks was 20.7x as of 11/30/97.
 ** Beta is a measure of volatility relative to the S&P 500 Index for the past five years ended November 30. A number less than 1.0 means a security has fluctuated less in price than the index. A number more than
    1.0 means the security has fluctuated in price more than the index.

for total
return
  10


Performance Summary

DECATUR INCOME FUND'S10-YEAR PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
TOTAL RETURN THROUGH NOVEMBER 30, 1997
--------------------------------------------------------------------------------

                 Standard & Poor's 500 Index     Decatur Total Return Fund A Class      Lipper Equity Income Fund Average (31 funds)
Nov. '87                    $10,000                        $ 9,526                                   $10,000
Nov. '88                    $12,333                        $11,926                                   $12,138
Nov. '89                    $16,136                        $14,292                                   $14,779
Nov. '90                    $15,577                        $12,571                                   $13,561
Nov. '91                    $18,745                        $14,515                                   $16,358
Nov. '92                    $22,208                        $16,626                                   $19,099
Nov. '93                    $24,450                        $19,261                                   $21,859
Nov. '94                    $24,707                        $19,150                                   $21,633
Nov. '95                    $33,843                        $25,090                                   $27,747
Nov. '96                    $43,272                        $31,230                                   $34,077
Nov. '97                    $55,611                        $38,969                                   $42,355

Decatur Income Fund's total return has generally kept pace with its equity income peers during the past 10 years. As of November 30, 1997, the Fund's SEC yield was 2.5% for Class A shares, nearly 100 basis points higher than the dividend yield of the S&P 500 Index.

DECATUR TOTAL RETURN FUND'S 10-YEAR PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
TOTAL RETURN THROUGH NOVEMBER 30, 1997

                    Standard & Poor's 500 Index        Decatur Income Fund A Class    Lipper Equity Income Fund Average (31 funds)
Nov. '87                       $10,000                           $ 9,526                                 $10,000
Nov. '88                       $12,333                           $12,527                                 $12,138
Nov. '89                       $16,136                           $15,499                                 $14,779
Nov. '90                       $15,577                           $14,440                                 $13,561
Nov. '91                       $18,745                           $16,453                                 $16,358
Nov. '92                       $22,208                           $18,776                                 $19,099
Nov. '93                       $24,450                           $21,542                                 $21,859
Nov. '94                       $24,707                           $21,532                                 $21,633
Nov. '95                       $33,843                           $29,000                                 $27,747
Nov. '96                       $43,272                           $36,219                                 $34,077
Nov. '97                       $55,611                           $45,368                                 $42,355







Decatur Total Return Fund's performance substantially outpaced the average of its peers for the 10-year period ended November 30, 1997. The Fund's 30-day SEC yield was 1.35% for Class A shares as of November 30, 1997.

Both charts assume $10,000 invested on November 30, 1987, and include the effect of a 4.75% front-end sales charge and reinvestment of capital gains and dividends. Performance of other Classes varies due to differing charges and expenses. The Lipper average does not include sales charges and the S&P 500 Index is unmanaged. Past performance is not a guarantee of future results. See page 11 for B, C and Institutional Class yields.

for total
 return
   11


DECATUR INCOME FUND
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH NOVEMBER 30, 1997
-------------------------------------------------------------------------------------------------------------

                                         Lifetime   Ten Years        Five Years    Three Years       One Year
--------------------------------------------------------------------------------------------------------------
Class A (Est.3/18/57)
    Excluding Sales Charge               +12.61%      +15.13%         +18.57%         +26.72%         +24.78%
    Including Sales Charge               +12.48%      +14.57%         +17.42%         +24.67%         +18.88%
-------------------------------------------------------------------------------------------------------------
Class B (Est.9/6/94)
    Excluding Sales Charge               +21.51%                                      +25.63%         +23.73%
    Including Sales Charge               +20.91%                                      +25.00%         +19.73%
-------------------------------------------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge               +23.49%                                                      +23.75%
    Including Sales Charge               +23.49%                                                      +22.75%



DECATUR TOTAL RETURN FUND
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH NOVEMBER 30, 1997

                                         Lifetime    Ten Years       Five Years    Three Years       One Year
-------------------------------------------------------------------------------------------------------------
Class A (Est. 8/27/86)
    Excluding Sales Charge               +14.57%      +16.90%         +19.31%         +28.22%         +25.26%
    Including Sales Charge               +14.07%      +16.33%         +18.15%         +26.17%         +19.31%
-------------------------------------------------------------------------------------------------------------
Class B (Est.9/6/94)
    Excluding Sales Charge               +23.00%                                      +27.34%         +24.45%
    Including Sales Charge               +22.41%                                      +26.72%         +20.45%
-------------------------------------------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge               +24.16%                                                      +24.44%
    Including Sales Charge               +24.16%                                                      +23.44%

Return and share value of Decatur Total Return Fund and Decatur Income Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. Performance above includes reinvestment of dividends and the effect of sales charges. Lifetime performance for B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a front-end 4.75% maximum sales charge, and a 12b-1 fee (for Decatur Total Return since inception; for Decatur Income Fund since May 1, 1994).
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a maximum deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

Thirty-day SEC yield for B, C and Institutional Class shares was 1.85%, 1.85% and 2.50%, respectively, for Decatur Income Fund and 0.73%, 0.73% and 1.71%, respectively for Decatur Total Return Fund as of November 30, 1997.

Average Annual Institutional Class Returns Through November 30, 1997
                               10 Years         Five Years           One Year
Decatur Income Fund             +15.19%            +18.71%            +25.02%
Decatur Total Return Fund       +17.04%            +19.61%            +25.65%

The Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Returns have not been adjusted to eliminate the effect of 12b-1 fees in effect since 1994 that apply to A Class shares.

for total
return
  12


THE POWER OF 40 YEARS OF DIVIDENDS
DECATUR INCOME FUND'S LIFETIME PERFORMANCE
================================================================================
GROWTH OF A $10,000 INVESTMENT SINCE MARCH 18, 1957
                Decatur Income
                Fund A Class
    $10,000 Initial Investment Total Return                                             Standard & Poor's            U.S. Consumer
   (Reinvested dividends plus Capital gains)                                               500 Index                  Price Index
Mar. '57        $    9,525                                                                 $ 10,000                     $10,000
Nov. '57        $    8,570                                                                 $  9,939                     $10,258
Nov. '58        $   11,360 Decatur Income Fund first offered on March 18, 1957             $ 12,990                     $10,446
Nov. '59        $   12,880                                                                 $ 14,887                     $10,594
Nov. '60        $   12,954 Dow Jones Industrial Average at 597                             $ 14,690                     $10,750
Nov. '61        $   15,728                                                                 $ 19,413                     $10,822
Nov. '62        $   15,419                                                                 $ 17,527                     $10,967
Nov. '63        $   17,583 Berlin Wall Built / Kennedy Assassinated                        $ 21,273                     $11,111
Nov. '64        $   21,833                                                                 $ 25,264                     $11,255
Nov. '65        $   25,393                                                                 $ 28,245                     $11,448
Nov. '66        $   23,691                                                                 $ 25,659                     $11,857
Nov. '67        $   30,941 Vietnam War Escalates                                           $ 30,959                     $12,194
Nov. '68        $   41,785                                                                 $ 36,813                     $12,772
Nov. '69        $   35,815                                                                 $ 32,902                     $13,506
Nov. '70        $   36,323                                                                 $ 31,774                     $14,265
Nov. '71        $   41,792 First Man on the Moon                                           $ 35,351                     $14,758
Nov. '72        $   48,166 Steepest Market Decline in Four Decades                         $ 45,152                     $15,276
Nov. '73        $   39,741                                                                 $ 38,263                     $16,564
Nov. '74        $   36,512                                                                 $ 29,137                     $18,575
Nov. '75        $   47,454                                                                 $ 39,689                     $19,935
Nov. '76        $   63,004 Wage and Price Controls                                         $ 46,095                     $20,922
Nov. '77        $   67,070                                                                 $ 44,751                     $22,318
Nov. '78        $   68,288                                                                 $ 47,088                     $24,316
Nov. '79        $   83,602                                                                 $ 55,685                     $27,386
Nov. '80        $  108,779                                                                 $ 77,685                     $30,841
Nov. '81        $  116,609 Dow at 993 / Interest Rates at all time Highs                   $ 73,493                     $33,790
Nov. '82        $  140,934                                                                 $ 85,394                     $35,343
Nov. '83        $  178,098                                                                 $107,232                     $36,487
Nov. '84        $  187,798 Start of Great Bull Market of the 80's                          $110,454                     $37,956
Nov. '85        $  237,008                                                                 $142,440                     $39,316
Nov. '86        $  306,392                                                                 $181,848                     $39,822
Nov. '87        $  292,670                                                                 $173,326                     $41,627
Nov. '88        $  366,431 Dow Nears 2000 / Sharpest One-Day Decline in Market History     $213,758                     $43,370
Nov. '89        $  439,125 Persian Gulf Crisis / Worldwide Recession                       $279,685                     $45,389
Nov. '90        $  386,234                                                                 $269,985                     $48,237
Nov. '91        $  445,959                                                                 $324,901                     $49,679
Nov. '92        $  510,828                                                                 $384,916                     $51,193
Nov. '93        $  591,780 Break up of Soviet Union                                        $423,789                     $52,563
Nov. '94        $  588,387 Fed Begins Raising Short-Term Interest Rates                    $428,228                     $53,969
Nov. '95        $  770,897                                                                 $586,586                     $55,356
Nov. '96        $  959,545 Dow Surpasses 8000                                              $750,016                     $57,178
Nov. '97        $1,197,317 Dow Reaches 6500                                                $963,881                     $58,404


$1,197,317 with dividend reinvestment
$529,813 = income
$667,504 capital appreciation and principal

One dollar was half an hour's pay for the average American worker in 1957. A $1 invested in Decatur Income Fund at inception 40 years ago would have grown to more than $119 as of November 30, 1997, with dividends and capital gains reinvested.

for total
return
  13

Decatur Income Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Past performance is not a guarantee of future results.

Chart assumes $10,000 invested on March 18, 1957 and includes the effect of a 4.75% front-end sales charge and reinvestment of dividends and capital gains. Performance of other classes of Decatur Income Fund differ from the above due to differing charges and expenses. See pages 10 and 11 for complete performance information.

 14 for total return

FINANCIAL STATEMENTS
DELAWARE GROUP EQUITY FUNDS II, INC. -
DECATUR INCOME FUND
STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
--------------------------------------------------------------------------------
                                                         Number         Market
                                                       of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK - 85.51%
AEROSPACE & DEFENSE - 1.04%
General Dynamics .............................          280,300     $ 24,280,988
                                                                    ------------
                                                                      24,280,988
                                                                    ------------
AUTOMOBILES & AUTOMOTIVE PARTS - 2.45%
Ford Motor ...................................          854,200       36,730,600
General Motors ...............................          333,000       20,313,000
                                                                    ------------
                                                                      57,043,600
                                                                    ------------
BANKING, FINANCE & INSURANCE - 22.46%
American General .............................          582,100       31,360,638
Aon ..........................................          731,550       38,726,428
Banc One .....................................          567,700       29,165,588
Bank of Boston ...............................          432,100       38,510,913
Bankers Trust New York .......................          231,300       27,423,506
CIGNA ........................................          165,100       27,612,975
Chase Manhattan ..............................          249,300       27,080,213
CoreStates Financial .........................          431,500       33,360,344
Crestar Financial ............................          738,900       37,960,988
Fleet Financial Group ........................          447,000       29,529,938
Hartford Financial Services ..................          236,700       19,823,625
MELLON BANK ..................................          715,700       40,571,244
Mercantile Bancorporation ....................          604,350       31,426,200
PNC Financial Group ..........................          438,300       23,586,019
SAFECO .......................................          506,300       24,840,344
St. Paul .....................................          175,800       14,064,000
SUMMIT BANCORP ...............................        1,006,500       46,928,063
                                                                    ------------
                                                                     521,971,026
                                                                    ------------
CABLE, MEDIA & PUBLISHING - 3.88%
Cable & Wireless .............................          935,400       25,197,338
MCGRAW-HILL ..................................          948,400       64,906,108
                                                                    ------------
                                                                      90,103,446
                                                                    ------------
CHEMICALS - 5.90%
duPont(E.I.)deNemours ........................          510,400       30,911,100
Hercules .....................................          547,600       26,592,825
Hoechst AG ...................................          207,000        7,555,500
IMPERIAL CHEMICAL ADR ........................          847,000       50,343,563
Rhone-Poulenc ADR ............................          483,700       21,706,038
                                                                    ------------
                                                                     137,109,026
                                                                    ------------
CONSUMER PRODUCTS - 0.87%
Minnesota Mining & Manufacturing .............          207,200       20,189,050
                                                                    ------------
                                                                      20,189,050
                                                                    ------------
ELECTRONICS & ELECTRICAL EQUIPMENT - 3.57%
Eaton ........................................          252,300       23,826,581
Emerson Electric .............................          176,300        9,696,500
Thomas & Betts ...............................          646,300       29,325,863
Whirlpool ....................................          367,900       20,165,519
                                                                    ------------
                                                                      83,014,463
                                                                    ------------

--------------------------------------------------------------------------------
                                                         Number         Market
                                                       of Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)

ENERGY - 9.17%
Atlantic Richfield ...........................          461,200    $  37,587,800
British Petroleum ADR ........................          474,533       39,386,238
Chevron ......................................          356,600       28,594,863
Consolidated Natural Gas .....................          527,500       31,847,813
Mobil ........................................          267,520       19,244,720
Texaco .......................................              200           11,300
USX-Marathon Group ...........................          623,700       21,361,725
Williams .....................................          655,700       35,038,969
                                                                     -----------
                                                                     213,073,428
                                                                     -----------
ENVIRONMENTAL SERVICES - 2.10%
BROWNING FERRIS ..............................        1,365,300       48,724,144
                                                                     -----------
                                                                      48,724,144
                                                                     -----------
FOOD, BEVERAGE & TOBACCO - 6.79%
CPC INTERNATIONAL ............................          390,500       40,367,938
Fortune Brands ...............................          829,100       30,003,056
General Mills ................................          120,800        8,939,200
Heinz (H.J.)  ................................          507,850       25,424,241
Philip Morris ................................          728,800       31,702,800
RJR Nabisco Holdings .........................          584,740       21,306,464
                                                                     -----------
                                                                     157,743,699
                                                                     -----------

HEALTHCARE & PHARMACEUTICALS - 10.38%
AMERICAN HOME PRODUCTS .......................          737,900       51,560,763
Bausch & Lomb ................................          568,100       22,510,963
BAXTER INTERNATIONAL .........................          949,200       48,053,250
Bristol-Myers Squibb .........................          381,500       35,717,938
GLAXO WELLCOME ADR ...........................          911,400       41,639,588
Merck & Company ..............................          144,500       13,664,281
Pharmacia & Upjohn ...........................          831,000       28,046,250
                                                                     -----------
                                                                     241,193,033
                                                                     -----------
LEISURE, LODGING & ENTERTAINMENT - 0.65%
Eastman Kodak ................................          251,000       15,216,875
                                                                     -----------
                                                                      15,216,875
                                                                     -----------
METALS & MINING - 1.22%
Allegheny Teledyne ...........................        1,097,500       28,260,625
                                                                     -----------
                                                                      28,260,625
                                                                     -----------
PAPER & FOREST PRODUCTS - 2.48%
Temple-Inland ................................          329,800       18,839,825
Union Camp ...................................          645,600       38,776,350
                                                                     -----------
                                                                      57,616,175
                                                                     -----------
RETAIL - 1.72%
May Department Stores ........................          742,100       39,887,875
                                                                     -----------
                                                                      39,887,875
                                                                     -----------
----------
Top 10 stock holdings, representing 21.30% of net assets, are printed in boldface.

                                                             for total return 15


DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                     Number          Market
                                                   of Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS - 4.84%
BCE ..........................................      911,000      $  27,614,688
Frontier .....................................    1,514,600         37,107,700
GTE ..........................................      524,400         26,514,975
SBC Communications ...........................      291,400         21,217,563
                                                                --------------
                                                                   112,454,926
                                                                --------------
TRANSPORTATION & SHIPPING - 2.69%
Norfolk Southern .............................      862,200         27,428,738
Union Pacific ................................      583,240         34,994,400
                                                                --------------
                                                                    62,423,138
                                                                --------------
MISCELLANEOUS - 3.30%
Block (H&R) ..................................      362,500         14,862,500
PITNEY BOWES .................................      735,300         61,811,156
                                                                --------------
                                                                    76,673,656
                                                                --------------
Total Common Stock (cost $1,635,676,685 ) ....                   1,986,979,173
                                                                --------------

PREFERRED STOCK - 0.23%
CABLE, MEDIA & PUBLISHING - 0.23%
American Radio Systems
 11.375% 1/15/09 Series B ....................          681             80,358
Granite Broadcasting 12.75% 4/1/09 ...........        4,890          5,207,913
                                                                --------------
Total Preferred Stock (cost $4,593,172) ......                       5,288,271
                                                                --------------


                                                  PRINCIPAL
                                                    AMOUNT
CORPORATE BONDS - 13.56%
AEROSPACE & DEFENSE - 0.36%
Atlas Air sr nts 10.75% 8/1/05 ...............   $2,250,000          2,373,750
BE Aerospace sr nts 9.75% 3/1/03 .............      960,000          1,017,600
DERLAN Manufacturing sr nts 10.00% 1/15/07 ...    2,800,000          2,940,000
Sequa sr sub nts 9.375% 12/15/03 .............    2,000,000          2,090,000
                                                                --------------
                                                                     8,421,350
                                                                --------------
AUTOMOBILES & AUTOMOTIVE PARTS - 0.55%
Delco Remy International
 sr sub nts 10.625% 8/1/06 ...................    2,000,000          2,150,000
JPS Automotive Products
 sr nts 11.125% 6/15/01 ......................    2,000,000          2,225,000
Key Plastics sr sub nts 10.25% 3/15/07 .......    1,000,000          1,050,000
Motors and Gears sr nts 10.75% 11/15/06 ......    2,000,000          2,125,000
Ryder Transportation sr sub nts 10.00% 12/1/06    2,550,000          2,575,500
Venture Holdings Trust sr sub nts 9.75% 4/1/04    2,800,000          2,705,500
                                                                --------------
                                                                    12,831,000
                                                                --------------
BANKING, FINANCE & INSURANCE - 0.39%
DVI sr nts 9.875% 2/1/04 .....................    4,000,000          4,160,000
First Nationwide Holdings
 sr sec nts 9.125% 1/15/03 ...................    2,500,000          2,612,500
Imperial Credit Industries
 sr nts 9.875% 1/15/07 .......................    1,775,000          1,752,813
Olympic Financial units 11.50% 3/15/07 .......      650,000            651,625
                                                                --------------
                                                                     9,176,938
                                                                --------------

                                                    Principal       Market
                                                      Amount         Value

CORPORATE BONDS (CONTINUED)
Buildings & Materials - 1.05%
American Builders and Contractors
  sr unsec sub nts 10.625% 5/15/07 ...........      $3,225,000     $ 3,362,063
American Standard sr nts 10.875% 5/15/99......       2,750,000       2,908,125
Atrium sr sub nts 10.50% 11/15/06 ............       2,150,000       2,257,500
Collins & Aikman Floorcovers
  sr sub nts 10.00% 1/15/07...................       3,000,000       3,150,000
MMI Products sr sub nts 11.25% 4/15/07........       1,000,000       1,080,000
Maxim Group sr nts 9.25% 10/15/07.............       2,500,000       2,456,250
Nortek sr nts 9.25% 3/15/07...................       2,000,000       2,035,000
Standard Pacific sr nts 8.50% 6/15/07.........       5,000,000       5,050,000
Williams Scotsman sr nts 9.875% 6/1/07........       2,000,000       2,060,000
                                                                 -------------
                                                                    24,358,938
                                                                 -------------
Cable, Media & Publishing - 1.12%
Adelphia Communications
 sr debs 11.875% 9/15/04......................       5,000,000       5,450,000
Cablevision Systems sr nts 9.875% 5/15/06.....       2,425,000       2,594,750
Dialog sr sub nts 11.00% 11/15/07.............       4,000,000       4,060,000
Hollinger International Publishing
 sr sub nts 9.25% 3/15/07.....................       2,000,000       2,070,000
Lenfest Communications
 sr nts 8.375% 11/1/05........................       3,000,000       3,015,000
 sr nts 10.50% 6/15/06........................         800,000         876,000
Muzak LP/Muzak Capital
 unsec sr nts 10.00% 10/1/03 .................         180,000         188,100
Outdoor Communications
 sr sub nts 9.25% 8/15/07 ....................       1,525,000       1,532,625
Rogers Cablesystems
 sr sub nts 11.00% 12/1/15 ...................         840,000         957,600
Telewest Communications
 sr debs 9.625% 10/1/06 ......................       3,000,000       3,120,000
Von Hoffman Press
 sr sub nts 10.375% 5/15/07 ..................       2,100,000       2,247,000
                                                                 -------------
                                                                    26,111,075
                                                                 -------------
Chemicals - 0.56%
BPC Holding sr nts 12.50% 6/15/06.............       2,000,000       2,202,500
Envirodyne sr nts 10.25% 12/1/01 .............       5,000,000       4,937,500
Sterling Chemicals
 sr sub nts 11.25% 4/1/07 ....................       2,000,000       2,140,000
 sr sub nts 11.75% 8/15/06 ...................       1,000,000       1,085,000
UCC Investors sr sub nts 11.00% 5/1/03 .......       2,500,000       2,662,500
                                                                 -------------
                                                                    13,027,500
                                                                 -------------
Computers & Technology - 0.14%
Unisys
 sr nts 11.75% 10/15/04.......................       1,300,000       1,482,000
 sr nts 12.00% 4/15/03 .......................       1,500,000       1,698,750
                                                                 -------------
                                                                     3,180,750
                                                                 -------------
Consumer Products - 0.57%
American Safety Razor sr nts 9.875% 8/1/05....       2,825,000       3,022,750
Calmar sr sub nts 11.50% 8/15/05..............       1,000,000       1,075,000
Consumers International sr nts 10.25% 4/1/05..       1,000,000       1,085,000
Fedders North America
sr sub nts 9.375% 8/15/07....................        1,000,000       1,022,500
for total
return
  16

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    Principal        Market
                                                      Amount          Value
--------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
CONSUMER PRODUCTS (CONTINUED)
Pen-Tab Industries sr sub nts 10.875% 2/1/07..      $2,350,000     $ 2,226,625
Revlon sr nts 9.50% 6/1/99....................       1,500,000       1,548,750
Shop Vac sr nts 10.625% 9/1/03................       3,000,000       3,247,500
                                                                 -------------
                                                                    13,228,125
                                                                 -------------
Electronics & Electrical Equipment - 0.27%
Fairchild Semiconductor
 sr sub nts 10.125% 3/15/07 ..................       1,230,000       1,300,725
HCC Industries sr sub nts 10.75% 5/15/07 .....       2,925,000       3,063,938
IMO Industries sr sub nts 11.75% 5/1/06 ......         510,000         563,550
Insilco sr sub nts 10.25% 8/15/07 ............       1,200,000       1,245,000
                                                                 -------------
                                                                     6,173,213
                                                                 -------------
Energy - 0.90%
Clark USA sr nts 10.875% 12/1/05 .............       5,000,000       5,425,000
Costilla Energy sr nts 10.25% 10/1/06 ........       1,440,000       1,512,000
Falcon Drilling sr nts 8.875% 3/15/03 ........       2,500,000       2,637,500
Pride Petroleum Services sr nts 9.375% 5/1/07        2,175,000       2,343,563
Southwest Royalties sr nts 10.50% 10/15/04 ...       2,850,000       2,850,000
TransAmerican Energy sr nts 11.50% 6/15/02 ...       2,000,000       2,005,000
United Refining sr unsec nts 10.75% 6/15/07 ..       2,000,000       2,100,000
Wiser Oil sr sub nts 9.50% 5/15/07 ...........       2,000,000       1,965,000
                                                                 -------------
                                                                    20,838,063
                                                                 -------------
Environmental Services - 0.05%
Petro Stopping Centers sr nts 10.50% 2/1/07 ..       1,000,000       1,055,000
                                                                 -------------
                                                                     1,055,000
                                                                 -------------
Food, Beverage & Tobacco - 0.93%
Ameriserv Food Distributors
 sr nts 8.875% 10/15/06. . ...................       4,000,000       4,010,000
Aurora Foods sr sub nts 9.875% 2/15/07 .......       1,200,000       1,254,000
Core-Mark International
 sr sub nts 11.375% 9/15/03 ..................         400,000         422,000
Cott sr nts 8.50% 5/1/07 .....................       3,000,000       3,052,500
Delta Beverage Group sr nts 9.75% 12/15/03 ...       4,500,000       4,758,750
DiGiorgio sr nts 10.00% 6/15/07 ..............       2,000,000       1,985,000
International Home Foods
 sr sub nts 10.375% 11/1/06 ..................       2,755,000       3,016,725
PMI Acquisition sr sub nts 10.25% 9/1/03 .....       3,000,000       3,180,000
                                                                 -------------
                                                                    21,678,975
                                                                 -------------
Healthcare & Pharmaceuticals - 0.44%
HEALTHSOUTH Rehabilitation
 sr sub nts 9.50% 4/1/01. ....................       1,500,000       1,578,750
Kinetic Concepts sr sub nts 9.625% 11/1/07 ...       3,500,000       3,517,500
Packard Bioscience sr sub nts 9.375% 3/1/07 ..         600,000         609,000
Paracelsus Healthcare
 sr sub nts 10.00% 8/15/06 ...................       1,455,000       1,516,838
Pharmaceutical Fine Chemicals
 sr sub nts 9.75% 11/15/07 ...................       3,000,000       3,022,500
                                                                 -------------
                                                                    10,244,588
                                                                 -------------
Industrial Machinery - 0.33%
Hawk sr nts 10.25% 12/1/03 ...................       4,000,000       4,250,000
Interlake sr nts 12.125% 3/1/02 ..............       1,200,000       1,249,500

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    Principal        Market
                                                      Amount          Value
--------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL MACHINERY (CONTINUED)
Spinnaker Industries sr nts 10.75% 10/15/06 ..      $2,000,000     $ 2,055,000
                                                                 -------------
                                                                     7,554,500
                                                                 -------------
Leisure, Lodging & Entertainment - 1.47%
AFC Enterprises sr sub nts 10.25% 5/15/07 ....       1,450,000       1,522,500
Alliance Gaming sr sub nts 10.00% 8/1/07 .....       6,500,000       6,548,750
AMC Entertainment sr sub nts 9.50% 3/15/09 ...       1,900,000       1,952,250
American Skiing sr sub nts 12.00% 7/15/06 ....         500,000         555,000
Bally Total Fitness Holdings
 sr sub nts 9.875% 10/15/07 ..................       2,000,000       2,000,000
Casino America sr nts 12.50% 8/1/03 ..........       2,000,000       2,170,000
Cinemark USA
 sr sub nts 9.625% 8/1/08 ....................       5,000,000       5,175,000
 sr sub nts Series C 9.625% 8/1/08 ...........       2,000,000       2,070,000
Eldorado Resorts LLC sr sub nts 10.50% 8/15/06       2,000,000       2,195,000
Grand Casinos sr nts 9.00% 10/15/04 ..........       3,500,000       3,465,000
Hollywood Casino sr nts 12.75% 11/1/03 .......         650,000         703,625
Hollywood Theaters sr sub nts 10.625% 8/1/07 .         825,000         880,688
Town Sports International
 sr nts 9.75% 10/15/04. . . ..................       3,000,000       3,030,000
Trump-Atlantic City 1st mtg nts 11.25% 5/1/06       1,900,000        1,885,750
                                                                 -------------
                                                                    34,153,563
                                                                 -------------
Metals & Mining - 0.23%
Commonwealth Aluminum
 sr sub nts 10.75% 10/1/06 ...................       1,000,000       1,075,000
Oregon Steel Mills 1st mtg nts 11.00% 6/15/03        1,000,000       1,085,000
Weirton Steel sr nts 11.375% 7/1/04 ..........       1,500,000       1,593,750
Westmin Resources sr nts 11.00% 3/15/07 ......       1,500,000       1,608,750
                                                                 -------------
                                                                     5,362,500
                                                                 -------------
Packaging & Containers - 0.58%
Container Corporation of America
 sr nts 11.25% 5/1/04. . . . .................       2,000,000       2,185,000
Huntsman Packaging
 sr sub nts 9.125% 10/1/07 ...................       3,325,000       3,399,813
Riverwood International
 unsec sr nts 10.25% 4/1/06 ..................       1,000,000       1,020,000
 unsec sr sub nts 10.875% 4/1/08 .............         650,000         637,000
Stone Container
 1st mtg nts 10.75% 10/1/02 ..................       3,785,000       4,049,950
 sr sub units 12.25% 4/1/02 ..................       1,000,000       1,037,500
 sr nts 12.625% 7/15/98. . ...................       1,000,000       1,032,500
                                                                 -------------
                                                                    13,361,763
                                                                 -------------
Paper & Forest Products - 0.20%
Doman Industries Limited sr nts 8.75% 3/15/04        3,120,000       3,081,000
Four M sr nts 12.00% 6/1/06 ..................         450,000         482,625
Pacific Lumber sr nts 10.50% 3/1/03 ..........       1,075,000       1,116,656
                                                                 -------------
                                                                     4,680,281
                                                                 -------------
Retail - 0.90%
Central Tractor sr nts 10.625% 4/1/07 ........       2,000,000       2,112,500
Chief Auto Parts sr nts 10.50% 5/15/05 .......       3,038,000       3,022,810
Cole National Group
 sr sub nts 9.875% 12/31/06 ..................       2,500,000       2,668,750
for total
return
  17

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    Principal        Market
                                                      Amount          Value
--------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Fleming
 sr sub nts 10.50% 12/1/04 ...................      $1,000,000     $ 1,047,500
 sr nts 10.625% 12/15/01. ....................       5,000,000       5,300,000
Ralphs Grocery sr nts 10.45% 6/15/04 .........       2,950,000       3,318,750
Shoppers Food Warehouse
 sr nts 9.75% 6/15/04.........................       2,000,000       2,030,000
Wilsons The Leather Expert
 sr nts 11.25% 8/15/04 .......................       1,500,000       1,496,250
                                                                 -------------
                                                                    20,996,560
                                                                 -------------
Telecommunications - 0.23%
BTI Telecom sr nts 10.50% 9/15/07 ............         650,000         653,250
Galaxy Telecommunication L.P.
 sr sub nts 12.375% 10/1/05 ..................       1,000,000       1,090,000
JACOR Communications
 unsec sr sub nts 9.75% 12/15/06 .............         775,000         825,375
Paging Network sr sub nts 10.125% 8/1/07 .....       1,235,000       1,281,313
ProNet sr sub nts 11.875% 6/15/05 ............         350,000         373,625
Rogers Communications
 sr nts 8.875% 7/15/07........................       1,165,000       1,167,913
                                                                 -------------
                                                                     5,391,476
                                                                 -------------
Textiles, Apparel & Furniture - 0.21%
Anvil Knitwear sr nts 10.875% 3/15/07 ........       1,000,000       1,032,500
Brazo Sportswear sr unsec nts 10.50% 7/1/07 ..       1,000,000       1,000,000
GFSI sr sub nts 9.625% 3/1/07 ................       1,100,000       1,127,500
Synthetic Industries sr sub nts 9.25% 2/15/07        1,750,000       1,833,125
                                                                 -------------
                                                                     4,993,125
                                                                 -------------
Transportation & Shipping - 0.43%
Atlantic Express sr sec nts 10.75% 2/1/04 ....         900,000         945,000
Blue Bird Body sr nts 10.75% 11/15/06 ........       2,700,000       2,892,375
Chemical Leaman sr nts 10.375% 6/15/05 .......       1,915,000       1,991,600
Navigator Gas Transport unit 12.00% 6/30/07 ..       1,250,000       1,375,000
Viking Star Shipping
 1st pfd mtg nts 9.625% 7/15/03 ..............       2,579,000       2,704,726
                                                                 -------------
                                                                     9,908,701
                                                                 -------------
Utilities - 0.50%
AES sr sub nts 10.25% 7/15/06 ................       3,000,000       3,225,000
Calpine
 sr nts 8.75% 7/15/07.........................       4,000,000       4,030,000
 sr nts 10.50% 5/15/06. . . ..................       2,000,000       2,160,000
Midland Funding II sr sub debs 11.75% 7/23/05        2,000,000       2,300,000
                                                                 -------------
                                                                    11,715,000
                                                                 -------------
Miscellaneous - 1.15%
Dyncorp sr sub nts 9.50% 3/1/07 ..............       1,000,000       1,017,500
EV International sr sub nts 11.00% 3/15/07 ...       2,000,000       2,030,000
FWT sr sub nts 9.875% 11/15/07 ...............       4,000,000       4,040,000
Graphic Controls sr sub nts 12.00% 9/15/05 ...       2,500,000       2,793,750
Huntsman sr sub nts 9.50% 7/1/07 .............       2,000,000       2,100,000
Iron Mountain
 unsec sr sub nts 10.125% 10/1/06 ............         330,000         358,875
Knoll sr sub nts 10.875% 3/15/06 .............       1,298,000       1,447,270
Loomis Fargo sr sub nts 10.00% 1/15/04 .......       4,695,000       4,730,213
Pierce Leahy
 sr sub nts 9.125% 7/15/07 ...................       2,000,000       2,100,000
 sr sub nts 11.125% 7/15/06 ..................         584,000         661,380

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                    Principal        Market
                                                      Amount          Value
--------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS (CONTINUED)
Rayovac sr sub nts 10.25% 11/1/06 ............      $5,000,000     $ 5,412,500
                                                                 -------------
                                                                    26,691,488
                                                                 -------------
Total Corporate Bonds (cost $303,451,855 )                         315,134,472
                                                                 -------------

REPURCHASE AGREEMENTS - 1.46%
With Chase Manhattan 5.68% 12/01/97
 (dated 11/28/97, collateralized by
 $9,190,000 U.S. Treasury Notes 8.25% due
 7/15/98, market value $9,613,549) ...........       9,414,000       9,414,000
With J.P. Morgan Securities 5.70% 12/01/97
 (dated 11/28/97, collateralized by
 $12,455,000 U.S. Treasury Notes 5.125% due
 4/30/98, market value $12,482,781) ..........      12,226,000      12,226,000
With PaineWebber 5.68% due 12/01/97
 (dated 11/28/97, collateralized by
 $12,130,000 U.S. Treasury Notes 6.25% due
 6/30/98, market value $12,486,086) ..........      12,226,000      12,226,000
                                                                 -------------
Total Repurchase Agreements
(cost $33,866,000)............................                      33,866,000
                                                                 -------------

TOTAL MARKET VALUE OF SECURITIES - 100.76%
(cost $1,977,587,712) ........................................  $2,341,267,916
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.76%).....     (17,633,730)
                                                                 -------------
NET ASSETS APPLICABLE TO 102,946,971 SHARES
($1 PAR VALUE) OUTSTANDING - 100.00% .........................  $2,323,634,186
                                                                 =============

NET ASSET VALUE - DECATUR INCOME FUND A CLASS
($1,906,726,043 / 84,451,649 SHARES)..........................          $22.58
                                                                        ======
NET ASSET VALUE - DECATUR INCOME FUND B CLASS
($123,180,443 / 5,480,023 SHARES).............................          $22.48
                                                                        ======
NET ASSET VALUE - DECATUR INCOME FUND C CLASS
($15,343,425 / 679,849 SHARES)................................          $22.57
                                                                        ======
NET ASSET VALUE - DECATUR INCOME FUND INSTITUTIONAL CLASS
($278,384,275 / 12,335,450 SHARES)............................          $22.57
                                                                        ======
-------------
Summary of Abbreviations:
  ADR - American Depository Receipt     nts - notes         sr - senior
  debs - debentures                     pfd - preferred     sub - subordinated
  mtg - mortgage                        sec - secured       unsec - unsecured
-------------
COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common Stock, $1 par value, 250,000,000 shares authorized to the Fund with 100,000,000 shares allocated to Decatur
 Income Fund A Class, 50,000,000 shares allocated to Decatur
 Income Fund B Class, 50,000,000 shares allocated to Decatur
 Income Fund C Class, and 50,000,000 shares allocated to
 Decatur Income Fund Institutional Class......................  $1,648,412,964
Undistributed net investment income...........................         391,818
Accumulated net realized gain on investments..................     311,149,200
Net unrealized appreciation of investments....................     363,680,204
                                                                --------------
Total net assets..............................................  $2,323,634,186
                                                                ==============
                              See accompanying notes

18 for total return

Delaware Group Equity Funds II, Inc. -
Decatur Total Return Fund
Statement of Net Assets
November 30, 1997
------------------------------------------------------------------------------
                                                 Number         Market
                                                of Shares        Value
------------------------------------------------------------------------------
COMMON STOCK - 98.57%
Aerospace & Defense - 1.33%
General Dynamics..............................         169,700     $14,700,263
                                                                --------------
                                                                    14,700,263
                                                                --------------
Automobiles & Automotive Parts - 3.10%
Ford Motor....................................         477,400      20,528,200
General Motors................................         224,800      13,712,800
                                                                --------------
                                                                    34,241,000
                                                                --------------
Banking, Finance & Insurance - 25.35%
American General..............................         303,000      16,324,125
Aon...........................................         375,750      19,891,266
Banc One......................................         309,400      15,895,425
Bank of Boston................................         240,000      21,390,000
Bankers Trust New York........................         122,300      14,500,194
CIGNA.........................................          89,100      14,901,975
Chase Manhattan...............................         135,300      14,696,963
CoreStates Financial..........................         225,700      17,449,431
Crestar Financial.............................         385,000      19,779,375
Fleet Financial Group.........................         254,100      16,786,481
Hartford Financial Services...................         126,900      10,627,875
MELLON BANK...................................         382,000      21,654,625
Mercantile Bancorporation.....................         305,700      15,896,400
PNC Financial Group...........................         232,400      12,506,025
SAFECO........................................         276,200      13,551,063
St. Paul......................................          92,500       7,400,000
SUMMIT BANCORP................................         506,820      23,630,482
Transamerica..................................          29,300       3,180,881
                                                                --------------
                                                                   280,062,586
                                                                --------------
Cable, Media & Publishing - 4.39%
Cable & Wireless..............................         502,600      13,538,788
MCGRAW-HILL...................................         511,400      34,998,930
                                                                --------------
                                                                    48,537,718
                                                                --------------
Chemicals - 7.42%
duPont(E.I.)deNemours.........................         300,700      18,211,144
Hercules......................................         288,700      14,019,994
Hoechst AG....................................         241,300       8,807,450
IMPERIAL CHEMICAL ADR.........................         453,500      26,954,906
Rhone-Poulenc ADR.............................         312,100      14,005,488
                                                                --------------
                                                                    81,998,982
                                                                --------------
Consumer Products - 0.99%
Minnesota Mining & Manufacturing .............         111,800      10,893,513
                                                                --------------
                                                                    10,893,513
                                                                --------------
Electronics & Electrical Equipment - 4.24%
Eaton.........................................         141,900      13,400,681
Emerson Electric..............................          96,900       5,329,500
Thomas & Betts................................         374,500      16,992,938
Whirlpool.....................................         201,900      11,066,644
                                                                --------------
                                                                    46,789,763
                                                                --------------
Energy - 10.33%
Atlantic Richfield............................         232,500      18,948,750
British Petroleum ADR.........................         249,372      20,697,876
Chevron.......................................         193,000      15,476,188
Consolidated Natural Gas .....................         275,600      16,639,350
Mobil                                                  198,700      14,293,981
--------
Top 10 stock holdings, representing 23.45% of net assets, are printed in boldface.

--------------------------------------------------------------------------------
                                                      Number        Market
                                                     of Shares       Value
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY (CONTINUED)
Texaco........................................             200        $ 11,300
USX-Marathon Group                                     384,300      13,162,275
Williams......................................         278,500      14,882,344
                                                                --------------
                                                                   114,112,064
                                                                --------------
Environmental Services - 1.99%
BROWNING FERRIS...............................         616,700      22,008,481
                                                                --------------
                                                                    22,008,481
                                                                --------------
Food, Beverage & Tobacco - 8.65%
Anheuser-Busch................................         209,200       9,034,825
CPC INTERNATIONAL.............................         212,600      21,977,525
Fortune Brands................................         427,400      15,466,538
General Mills.................................          65,800       4,869,200
Heinz (H.J.)..................................         308,750      15,456,797
Philip Morris.................................         398,300      17,326,050
RJR Nabisco Holdings..........................         313,920      11,438,460
                                                                --------------
                                                                    95,569,395
                                                                --------------
Healthcare & Pharmaceuticals - 11.76%
AMERICAN HOME PRODUCTS........................         388,300      27,132,463
BOC Group.....................................          93,700       2,974,975
Bausch & Lomb.................................         276,700      10,964,238
BAXTER INTERNATIONAL..........................         490,000      24,806,250
Bristol-Myers Squibb..........................         208,100      19,483,363
GLAXO WELLCOME ADR............................         474,200      21,665,013
Merck & Company...............................          79,700       7,536,631
Pharmacia & Upjohn............................         453,800      15,315,750
                                                                --------------
                                                                   129,878,683
                                                                --------------
Leisure, Lodging & Entertainment - 0.97%
Eastman Kodak.................................         177,500      10,760,938
                                                                --------------
                                                                    10,760,938
                                                                --------------
Metals & Mining - 1.40%
Allegheny Teledyne............................         599,800      15,444,850
                                                                --------------
                                                                    15,444,850
                                                                --------------
Paper & Forest Products - 2.92%
Georgia-Pacific...............................          96,800       8,264,300
Temple-Inland.................................         177,600      10,145,400
Union Camp....................................         229,700      13,796,356
                                                                --------------
                                                                    32,206,056
                                                                --------------

Retail - 1.89%
May Department Stores.........................         388,000      20,855,000
                                                                --------------
                                                                    20,855,000
                                                                --------------
Telecommunications - 5.75%
BCE...........................................         517,800      15,695,813
Frontier......................................         879,200      21,540,400
GTE...........................................         289,800      14,653,013
SBC Communications............................         159,000      11,577,188
                                                                --------------
                                                                    63,466,414
                                                                --------------

Transportation & Shipping - 3.00%
Norfolk Southern..............................         436,200      13,876,613
Union Pacific.................................         320,500      19,230,000
                                                                --------------
for total
return
  19


Decatur Total Return Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                      Number        Market
                                                     of Shares       Value
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
                                                                    33,106,613
                                                                --------------
Miscellaneous - 3.09%
PITNEY BOWES..................................         406,400    $ 34,163,000
                                                                --------------
                                                                    34,163,000
                                                                --------------
Total Common Stock (cost $888,182,696)                           1,088,795,319
                                                                --------------

                                                   Principal
                                                    Amount
REPURCHASE AGREEMENTS - 0.71%
With Chase Manhattan 5.68% 12/01/97
 (dated 11/28/97, collateralized by $2,134,000
 U.S. Treasury Notes 8.25% due 7/15/98,
 market value $2,232,923).....................      $2,186,000       2,186,000
With J.P. Morgan Securities 5.70% 12/01/97
 (dated 11/28/97, collateralized by $2,893,000
 U.S. Treasury Notes 5.125% due 4/30/98,
 market value $2,899,355) ....................       2,840,000       2,840,000
With PaineWebber 5.68% due 12/01/97
 (dated 11/28/97, collateralized by $2,817,000
 U.S. Treasury Notes 6.25% due 6/30/98,
 market value $2,900,123) ....................       2,840,000       2,840,000
                                                                --------------
Total Repurchase Agreements
(cost $7,866,000).............................                       7,866,000
                                                                --------------

TOTAL MARKET VALUE OF SECURITIES - 99.28%
 (cost $896,048,696)..........................................  $1,096,661,319
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.72% ......       7,975,040
                                                                --------------
NET ASSETS APPLICABLE TO 57,443,104 SHARES
 ($1 PAR VALUE) OUTSTANDING - 100.00% ........................  $1,104,636,359
                                                                ==============

NET ASSET VALUE - DECATUR TOTAL RETURN FUND A CLASS
 ($863,855,481 / 44,910,638 SHARES)...........................          $19.23
                                                                        ======
NET ASSET VALUE - DECATUR TOTAL RETURN FUND B CLASS
 ($135,737,378 / 7,071,278 SHARES) ...........................          $19.20
                                                                        ======
NET ASSET VALUE - DECATUR TOTAL RETURN FUND C CLASS
 ($26,230,632 / 1,368,977 SHARES) ............................          $19.16
                                                                        ======
NET ASSET VALUE - DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
 ($78,812,868 / 4,092,211 SHARES) ............................          $19.26
                                                                        ======

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common Stock, $1 par value, 250,000,000 shares authorized to the Fund with 100,000,000 shares allocated to Decatur Total
 Return Fund A Class, 50,000,000 shares allocated to Decatur
 Total Return Fund B Class, 50,000,000 shares allocated to
 Decatur Total Return Fund C Class, and 50,000,000 shares
 allocated to Decatur Total Return Fund Institutional Class ..    $783,908,260
Undistributed net investment income ..........................       2,149,193
Accumulated net realized gain of investments .................     117,966,283
Net unrealized appreciation of investments ...................     200,612,623
                                                                --------------
Total net assets .............................................  $1,104,636,359
                                                                ==============
---------------
ADR - American Depository Receipt

                             See accompanying notes

Delaware Group Equity Funds II, Inc.
Statements of Operations
Year Ended November 30, 1997
------------------------------------------------------------------------------
                                                     Decatur     Decatur Total
                                                   Income Fund    Return Fund
------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .....................................    $ 29,465,498       $ 741,748
Dividends.....................................      50,256,852      24,678,902
                                                 -------------   -------------
                                                    79,722,350      25,420,650
                                                 -------------   -------------
EXPENSES:
Management fees...............................      10,329,490       5,429,552
Distribution expense..........................       4,326,956       3,348,471
Dividend disbursing and transfer agent fees
 and expenses.................................       2,544,178       1,328,205
Accounting fees and salaries .................       1,043,832         472,358
Reports and statements to shareholders .......         240,859          66,812
Taxes (other than taxes on income) ...........         208,340          98,233
Registration fees ............................          58,500          96,270
Professional fees ............................          50,775          59,296
Directors' fees...............................          39,419          20,340
Custodian fees................................          16,627          12,468
Other.........................................         181,817         114,576
                                                 -------------   -------------
                                                    19,040,793      11,046,581
                                                 -------------   -------------
NET INVESTMENT INCOME.........................      60,681,557      14,374,069
                                                 -------------   -------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investment transactions . 313,528,087 118,411,596 Net change in unrealized appreciation of
 investments..................................      92,817,837      73,054,945
                                                 -------------   -------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS...............................     406,345,924     191,466,541
                                                 -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS..............................    $467,027,481    $205,840,610
                                                 =============   =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 A CLASS:
Net asset value A Class (A)...................          $22.58          $19.23
Sales Charge (4.75% of offering price or 5.00%
of the amount invested per share)(B) .........            1.13            0.96
                                                        ------          ------
Offering price................................          $23.71          $20.19
                                                        ======          ======

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

20 for total return

Delaware Group Equity Funds II, Inc.
Statements of Changes in Net Assets

                                                     Year Ended 11/30/97
                                               --------------------------------
                                                     Decatur      Decatur Total
                                                   Income Fund     Return Fund
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income. .......................     $ 60,681,557    $ 14,374,069
Net realized gain on investment transactions .      313,528,087     118,411,596
Net change in unrealized appreciation ........       92,817,837      73,054,945
                                                ---------------   -------------
Net increase in net assets resulting
 from operations..............................      467,027,481     205,840,610
                                                ---------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 A Class......................................      (50,434,466)    (13,730,775)
 B Class......................................       (1,982,699)       (845,781)
 C Class......................................         (215,950)       (141,173)
 Institutional Class..........................       (8,136,700)     (1,274,443)
Net realized gain on investment transactions:
 A Class......................................     (202,786,937)    (70,806,628)
 B Class......................................       (7,925,263)     (5,885,390)
 C Class......................................         (667,229)       (833,086)
 Institutional Class..........................      (30,836,157)     (4,917,869)
                                                ---------------   -------------
                                                   (302,985,401)    (98,435,145)
                                                ---------------   -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class......................................      127,046,258     159,597,090
 B Class......................................       53,496,669      73,054,276
 C Class......................................        9,608,934      17,429,244
 Institutional Class..........................       29,459,747      29,259,960
Net asset value of shares issued upon
reinvestment of dividends from net investment
income and net realized gain on investment
transactions:
 A Class......................................      225,289,553      80,559,736
 B Class......................................        8,786,781       6,377,205
 C Class......................................          755,724         957,519
 Institutional Class..........................       38,511,526       6,192,312
                                                ---------------   -------------
                                                    492,955,192     373,427,342
                                                ---------------   -------------
Cost of shares repurchased:
 A Class......................................     (194,261,594)   (133,127,920)
 B Class......................................       (8,907,680)     (9,380,873)
 C Class......................................       (1,033,773)     (1,953,803)
 Institutional Class..........................      (55,044,707)     (9,662,151)
                                                ---------------   -------------
                                                   (259,247,754)   (154,124,747)
                                                ---------------   -------------
Increase in net assets derived from capital
 share transactions...........................      233,707,438     219,302,595
                                                ---------------   -------------
NET INCREASE IN NET ASSETS ...................      397,749,518     326,708,060

NET ASSETS:
Beginning of year.............................    1,925,884,668     777,928,299
                                                ---------------   -------------
End of year...................................   $2,323,634,186  $1,104,636,359
                                                ---------------  --------------

                              See accompanying notes

Delaware Group Equity Funds II, Inc.
Statements of Changes in Net Assets

                                                    Year Ended 11/30/96
                                                -------------------------------
                                                    Decatur      Decatur Total
                                                  Income Fund     Return Fund
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income. .......................     $ 58,446,582    $ 14,060,387
Net realized gain on investment transactions .      244,728,187      82,430,019
Net change in unrealized appreciation ........       79,097,926      50,905,768
                                                ---------------  --------------
Net increase in net assets resulting
 from operations..............................      382,272,695     147,396,174
                                                ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
 A Class......................................      (52,522,453)    (12,795,454)
 B Class......................................       (1,060,507)       (433,825)
 C Class......................................          (51,387)        (40,493)
 Institutional Class..........................       (8,072,706)       (486,097)
Net realized gain on investment transactions:
 A Class......................................      (96,771,467)    (44,125,949)
 B Class......................................       (1,466,813)     (1,305,455)
 C Class......................................           (4,214)        (14,393)
 Institutional Class..........................      (14,913,705)       (953,579)
                                                ---------------  --------------
                                                   (174,863,252)    (60,155,245)
                                                ---------------  ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class......................................       85,615,510     118,476,946
 B Class......................................       36,290,471      34,121,733
 C Class......................................        4,913,360       6,940,880
 Institutional Class..........................       40,544,059      31,044,696
Net asset value of shares issued upon
reinvestment of dividends from net investment
income and net realized gain on investment
transactions:
 A Class......................................      131,098,438      54,057,289
 B Class......................................        2,125,733       1,627,235
 C Class......................................           44,252          49,360
 Institutional Class..........................       22,540,198       1,439,675
                                                ---------------  --------------
                                                    323,172,021     247,757,814
                                                ---------------  --------------
Cost of shares repurchased:
 A Class......................................     (158,444,608)   (111,870,841)
 B Class......................................       (3,349,092)     (2,728,706)
 C Class......................................         (549,392)       (157,130)
 Institutional Class..........................      (56,125,297)     (2,925,371)
                                                ---------------  --------------
                                                   (218,468,389)   (117,682,048)
                                                ---------------  --------------
Increase in net assets derived from capital
 share transactions...........................      104,703,632     130,075,766
                                                ---------------  --------------
NET INCREASE IN NET ASSETS ...................      312,113,075     217,316,695

NET ASSETS:
Beginning of year.............................    1,613,771,593     560,611,604
                                                ---------------  --------------
End of year...................................   $1,925,884,668    $777,928,299
                                                ===============  ==============

                             See accompanying notes
                                                            for total return 21

Delaware Group Equity Funds II, Inc.
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                  Decatur Income Fund Class A
                                                                 ------------------------------------------------------------
                                                                                     Year Ended November 30,
                                                                    1997         1996         1995         1994         1993

Net asset value, beginning of period.........................      $21.32       $19.07       $15.57       $18.24       $17.20

Income from investment operations:
    Net investment income....................................        0.60         0.65         0.70         0.67         0.78
    Net realized and unrealized gain (loss) on investments...        3.94         3.63         3.91        (0.73)        1.79
                                                                  -------       ------       ------       ------       ------
    Total from investment operations.........................        4.54         4.28         4.61        (0.06)        2.57

Less dividends and distributions:
    Dividends from net investment income.....................       (0.60)       (0.69)       (0.69)       (0.86)       (0.68)
Distributions from net realized gain on investment
    transactions.............................................       (2.68)       (1.34)       (0.42)       (1.75)       (0.85)
                                                                  -------      -------     --------     --------      -------

    Total dividends and distributions........................       (3.28)       (2.03)       (1.11)       (2.61)       (1.53)
                                                                  -------      -------      -------      -------      -------

Net asset value, end of period...............................      $22.58       $21.32       $19.07       $15.57       $18.24
                                                                  =======      =======      =======      =======      =======


Total return(1)..............................................       24.78%       24.47%.      31.02%      (0.57%)      15.85%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)..................  $1,906,726   $1,616,315   $1,382,693   $1,153,884   $1,512,194
    Ratio of expenses to average net assets..................        0.88%        0.85%        0.87%        0.81%        0.71%
    Ratio of net investment income to average net assets.....        2.87%        3.40%        4.03%        3.92%        4.34%
    Portfolio turnover.......................................          90%         101%          74%          92%          80%
    Average commission rate paid(2)..........................     $0.0600      $0.0600          N/A          N/A          N/A

---------------
1  Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
2  Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


22 for total return

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                            Decatur Income Fund Class B               Decatur Income Fund Class C
                                                     ---------------------------------------------- -------------------------------
                                                        Year         Year       Year      9/6/94(2)    Year       Year   11/29/95(3)
                                                        Ended       Ended       Ended       to        Ended      Ended      to
                                                     11/30/97     11/30/96   11/30/95    11/30/94   11/30/97    11/30/96  11/30/95
Net asset value, beginning of period ............    $  21.26      $19.03      $15.55     $16.59     $21.33      $19.08   $19.15

Income from investment operations:
    Net investment income .......................        0.45        0.50        0.56       0.15       0.46        0.51     0.04
    Net realized and unrealized gain
    (loss) on investments .......................        3.90        3.61        3.89      (1.02)      3.91        3.63    (0.06)
                                                     --------     -------       -----     ------    -------     -------   ------

    Total from investment operations ............        4.35        4.11        4.45      (0.87)      4.37        4.14    (0.02)
                                                     --------     -------       -----     ------    -------     -------   ------

Less dividends and distributions:
    Dividends from net investment income ........       (0.45)      (0.54)      (0.55)     (0.17)     (0.45)      (0.55)   (0.05)
    Distributions from net realized gain
    on investment transactions ..................       (2.68)       (1.34)      (0.42)      none      (2.68)      (1.34)    none
                                                     --------     -------       -----     ------    -------     -------   ------

    Total dividends and distributions ...........       (3.13)      (1.88)      (0.97)     (0.17)     (3.13)      (1.89)   (0.05)
                                                     --------     -------       -----     ------    -------     -------   ------
Net asset value, end of period ..................     $ 22.48     $ 21.26      $19.03     $15.55     $22.57   $   21.33   $19.08
                                                     ========    ========      ======     ======    =======   ========= ========

Total return(1)  ................................       23.73%      23.43%      29.85%    (5.27%)    23.75%      23.47%        6

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .....    $123,180     $60,689     $19,665     $2,765    $15,343    $  4,833   $    5
    Ratio of expenses to average net assets .....        1.68%       1.69%       1.74%      1.70%      1.68%      1.69%        6
    Ratio of net investment income to
    average net assets ..........................        2.07%       2.56%       3.16%      3.30%      2.07%      2.56%        6

    Portfolio turnover ..........................          90%        101%         74%        92%        90%       101%        6
    Average commission rate paid(5)  ............     $0.0600     $0.0600         N/A        N/A    $0.0600    $0.0600       N/A



                                                                                  Decatur Income Fund Institutional Class
                                                                      ------------------------------------------------------------
                                                                         Year             Year             Year         1/13/94(4)
                                                                        Ended             Ended           Ended             to
                                                                      11/30/97          11/30/96        11/30/95        11/30/94

Net asset value, beginning of period ......................             $21.31            $19.06          $15.59          $16.72

Income from investment operations:
    Net investment income .................................               0.65              0.69            0.71            0.59
    Net realized and unrealized gain (loss) on investments                3.93              3.62            3.92           (1.10)
                                                                      --------            ------         -------        --------
    Total from investment operations ......................               4.58              4.31            4.63           (0.51)
                                                                      --------            ------         -------        --------

Less dividends and distributions:
    Dividends from net investment income ..................              (0.64)            (0.72)          (0.74)          (0.62)
    Distributions from net realized gain on
      investment transactions .............................              (2.68)            (1.34)          (0.42)           none
                                                                      --------            ------         -------        --------
    Total dividends and distributions .....................              (3.32)            (2.06)          (1.16)          (0.62)
                                                                      --------            ------         -------        --------
Net asset value, end of period ............................             $22.57            $21.31          $19.06          $15.59
                                                                      ========            ======         =======        ========
Total return ..............................................              25.02%            24.65%          31.14%          (0.45%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  ..............           $278,384          $244,048       $ 211,049        $182,105
    Ratio of expenses to average net assets ...............               0.68%             0.69%           0.74%           0.70%
    Ratio of net investment income to
      average net assets ..................................               3.07%             3.56%           4.16%           4.03%
    Portfolio turnover ....................................                 90%              101%             74%             92%
    Average commission rate paid(5)  ......................            $0.0600           $0.0600             N/A             N/A

-------------------
    1      Does not include maximum sales charge which varies from 1% - 4% depending upon the holding period for Class B and
           Class C shares.
    2      Date of initial public offering; ratios have been annualized and total return has not been annualized.
    3      Date of initial public offering.
    4      Date of initial public offering; ratios and total return have been annualized.
    5      Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
    6      The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.


                                                            for total return 23

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                          Decatur Total Return Fund Class A
                                                               -------------------------------------------------------
                                                                                 Year Ended November 30,
                                                                 1997         1996        1995        1994        1993
Net asset value, beginning of period .............             $17.52       $15.61      $12.32      $14.38      $13.98

Income from investment operations:
    Net investment income ........................               0.28         0.34        0.37        0.37        0.45
    Net realized and unrealized gain
      (loss) on investments ......................               3.61         3.21        3.70       (0.34)       1.45
                                                              -------      -------      ------      ------      ------
    Total from investment operations .............               3.89         3.55        4.07        0.03        1.90
                                                              -------      -------      ------      ------      ------

Less dividends and distributions:
    Dividends from net investment income .........              (0.33)       (0.35)      (0.36)      (0.43)      (0.45)
    Distributions from net realized gain on
      investment transactions ....................              (1.85)       (1.29)      (0.42)      (1.66)      (1.05)
                                                              -------      -------      ------      ------      ------
    Total dividends and distributions ............              (2.18)       (1.64)      (0.78)      (2.09)      (1.50)
                                                              -------      -------      ------      ------      ------

Net asset value, end of period ...................             $19.23       $17.52      $15.61      $12.32       $14.38
                                                              =======      =======      ======      ======      =======

Total return(1)  .................................              25.26%       24.89%      34.68%      (0.04%)     14.74%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)  .....           $863,855     $670,912    $534,342    $402,849    $431,638
    Ratio of expenses to average net assets ......               1.13%        1.11%       1.19%       1.26%       1.22%
    Ratio of net investment income to
      average net assets .........................               1.60%        2.21%       2.72%       2.88%       3.15%
    Portfolio turnover ...........................                 69%          87%         81%         74%        119%
    Average commission rate paid(2)  .............           $ 0.0600      $0.0600         N/A         N/A         N/A

--------------------
    1      Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
    2      Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

24 for total return

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         Decatur Total Return Fund Class B         Decatur Total Return Fund Class C
                                                       ----------------------------------------------------------------------------
                                                          Year        Year       Year    9/6/94(2)     Year     Year  11/29/95(3)
                                                         Ended       Ended       Ended      to       Ended     Ended       to
                                                       11/30/97    11/30/96    11/30/95  11/30/94  11/30/97  11/30/96   11/30/95
Net asset value, beginning of period ....,,..........    $17.46     $15.56       $12.31   $13.11    $17.43    $15.610   $15.610

Income from investment operations:
      Net investment income .........................      0.17        0.23        0.30     0.12      0.17       0.33      none
      Net realized and unrealized gain
        (loss) on investments .......................      3.60        3.20        3.67    (0.82)     3.59       3.10      none
                                                         ------     -------     -------   ------    ------    -------   -------
      Total from investment operations ..............      3.77        3.43        3.97    (0.70)     3.76       3.43      none
                                                         ------     -------     -------   ------    ------    -------   -------

Less dividends and distributions:
      Dividends from net investment income ..........     (0.18)      (0.24)     (0.30)    (0.10)    (0.18)     (0.32)      none
      Distributions from net realized gain
          on investment transactions.................     (1.85)      (1.29)     (0.42)     none     (1.85)     (1.29)      none
                                                         ------     -------     -------   ------    ------    -------   -------
      Total dividends and distributions .............     (2.03)      (1.53)     (0.72)    (0.10)    (2.03)     (1.61)      none
                                                         ------     -------     -------   ------    ------    -------   -------
Net asset value, end of period ......................    $19.20      $17.46     $15.56    $12.31    $19.16     $17.43    $15.610
                                                         ======     =======    =======   ======    ======    =======    ========

  Total return(1)  ..................................     24.45%      24.01%    33.79%    (5.37%)    24.44%   24.04%           5

Ratios and supplemental data:
      Net assets, end of period (000 omitted) .......  $135,737      $53,467   $14,745    $1,738    $26,231   $7,591      $    5
      Ratio of expenses to average net assets .......      1.83%       1.81%     1.89%     1.96%      1.83%     1.81%          5
      Ratio of net investment income to
          average net assets ........................      0.90%       1.53%     2.02%     2.18%      0.90%    1.53%           5

      Portfolio turnover ............................       69%         87%        81%      74%         69%       87%          5
      Average commission rate paid(4)  ..............  $0.0600     $0.0600         N/A       N/A   $0.0600   $0.0600         N/A

----------------------
1 Does not include maximum sales charge which varies from 1% - 4% depending upon the holding period for Class B and
  Class C shares.
2 Date of initial public offering; ratios have been annualized and total return has not been annualized.
3 Date of initial public offering.
4 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
5 The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.


                                                            for total return 25

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Decatur Total Return Fund Institutional Class
                                                            ---------------------------------------------------------------
                                                                Year         Year        Year          Year       7/26/93(1)
                                                               Ended        Ended       Ended          Ended         to
                                                             11/30/97     11/30/96    11/30/95       11/30/94     11/30/93

Net asset value, beginning of period............              $17.57       $15.65       $12.35        $14.40        $14.10

Income from investment operations:
  Net investment income.........................                0.35         0.37         0.47          0.43          0.15
  Net realized and unrealized gain
   (loss) on investments........................                3.60         3.23         3.65         (0.37)         0.25
                                                            --------       ------     --------       -------        ------
  Total from investment operations..............                3.95         3.60         4.12          0.06          0.40
                                                            --------       ------     --------       -------        ------
Less dividends and distributions:
  Dividends from net investment income..........               (0.41)       (0.39)       (0.40)        (0.45)        (0.10)
  Distributions from net realized gain
    on investment transactions .................               (1.85)       (1.29)       (0.42)        (1.66)         none
                                                            --------       ------     --------       -------        ------
  Total dividends and distributions.............               (2.26)       (1.68)       (0.82)        (2.11)        (0.10)
                                                            ========       ======     ========       =======        ======
  Net asset value, end of period................              $19.26       $17.57       $15.65        $12.35        $14.40


  Total return..................................               25.65%       25.24%       35.13%         0.19%        14.89%

Ratios and supplemental data:
  Net assets, end of period (000 omitted).......             $78,813      $45,958      $11,520        $1,376        $1,181
  Ratio of expenses to average net assets.......                0.83%        0.81%        0.89%         0.96%         0.92%
  Ratio of net investment income to
    average net assets..........................                1.90%        2.53%        3.02%         3.18%         3.45%
  Portfolio turnover............................                  69%          87%          81%           74%          119%
  Average commission rate paid(2)...............             $0.0600      $0.0600          N/A           N/A           N/A

----------------------
1 Date of initial public offering; ratios and total return have been annualized.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

26 for total return

Delaware Group Equity Funds II, Inc. -
Decatur Income Fund and
Decatur Total Return Fund
Notes to Financial Statements
November 30, 1997

Delaware Group Equity Funds II, Inc. (The "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers four series: the Decatur Income Fund, the Decatur Total Return Fund, the Quantum Fund and the Blue Chip Fund. These financial statements and related notes pertain to the Decatur Income Fund and Decatur Total Return Fund (The "Funds"). The Funds offer four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undo risk to principal.

The investment objective of the Decatur Total Return Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undo risk to principal.

1. Significant Accounting
Policies The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Decatur Income Fund declares and pays dividends from net investment income on a monthly basis and capital gains annually. The Decatur Total Return Fund declares and pays dividends from net investment income on a quarterly basis and capital gains annually. Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company, Inc.(DMC), the Investment Manager, an annual fee which is calculated daily at the following rates less fees paid to unaffiliated directors; 0.60% on the first $100 million of average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million for the Decatur Income Fund, and 0.60% on the first $500 million of average daily net assets, 0.575% on the next $250 million, and 0.55% on the average daily net assets over $750 million of the Decatur Total Return Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment and Retirement Services, Inc. (DIRSI), affiliates of DMC, to provide dividend disbursing and transfer agent services for the Fund. The Fund has also engaged DSC to provide accounting services. For the year ended November 30, 1997, the amounts expensed for each Fund were as follows:

                                                      Decatur      Decatur Total
                                                    Income Fund     Return Fund
Dividend disbursing, transfer agent fees
and other expenses. . . . . .                        $2,544,178      $1,328,205
Accounting fees. . . . . . . . .                        730,673         322,720

On November 30, 1997, the Fund had payables to affiliates as follows:
                                                    Decatur        Decatur Total
                                                  Income Fund       Return Fund
Investment Management fee payable to DMC .......   $284,981           $270,760
Dividend disbursing, transfer  agent fees,
accounting fees and other expenses payable
to DSC and DIRSI. . . . . . . . ................    151,832            111,660
Other expenses payable to DMC and affiliates ...    199,254             91,850

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for the Funds.

For the year ended November 30, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                                 Decatur           Decatur Total
                                               Income Fund          Return Fund
                                             ---------------      --------------
                                                $467,977               $425,221

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                                            for total return 27

3. Investments
During the year ended November 30, 1997, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                              Decatur           Decatur Total
                                           Income Fund           Return Fund
                                          ---------------      ---------------
Purchases.............................    $1,885,900,143        $768,182,214
Sales ................................     1,871,550,210         631,690,430

At November 30, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                              Decatur          Decatur Total
                                           Income Fund          Return Fund
                                          ---------------      ---------------
  Cost of Investments ................   $1,982,170,759         $898,900,822
  Aggregate unrealized appreciation ..      380,130,113          208,911,105
  Aggregate unrealized depreciation ..       21,032,956           11,150,608
  Net unrealized appreciation ........      359,097,157          197,760,497

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                   Decatur Income Fund
                                             ------------------------------
                                                  Year Ended    Year Ended
                                                   11/30/97       11/30/96
                                             ---------------  -------------
Shares sold:
  Decatur Income Fund A Class ..............       6,087,710      4,444,653
  Decatur Income Fund B Class ..............       2,584,300      1,879,641
  Decatur Income Fund C Class ..............         461,635        251,293
  Decatur Income Fund Institutional Class ..       1,422,421      2,114,417

Shares issued upon reinvestment of dividends
 from net investment income and net
  realized gains on investment transactions:
  Decatur Income Fund A Class ..............      11,932,825      7,112,272
  Decatur Income Fund B Class ..............         466,138        114,679
  Decatur Income Fund C Class ..............          39,660          2,260
  Decatur Income Fund Institutional Class ..       2,039,464      1,222,480
                                                 -----------    -----------
                                                  25,034,153     17,141,695
                                                 -----------    -----------


Shares repurchased:
  Decatur Income Fund A Class ..............      (9,366,427)    (8,247,706)
  Decatur Income Fund B Class ..............        (425,637)      (172,677)
  Decatur Income Fund C Class ..............         (48,083)       (27,179)
  Decatur Income Fund Institutional Class ..      (2,577,081)    (2,978,039)
                                                 -----------    -----------
                                                 (12,417,228)   (11,425,601)
                                                 -----------    -----------
Net Increase .................................    12,616,925      5,716,094
                                                 ===========    ===========

                                                Decatur Total Return Fund
                                                Year Ended      Year Ended
                                                 11/30/97        11/30/96
                                             -------------- --------------
Shares sold:
  Decatur Total Return Fund A Class .........     9,044,415      7,556,314
  Decatur Total Return Fund B Class .........     4,136,332      2,178,072
  Decatur Total Return Fund C Class .........       980,633        441,779
  Decatur Total Return Fund Institutional
    Class....................................     1,630,998      1,969,432

Shares issued upon reinvestment of dividends
from net investment income and net realized
gains from investment transactions:
  Decatur Total Return Fund A Class .........     5,157,354      3,674,402
  Decatur Total Return Fund B Class .........       408,787        110,229
  Decatur Total Return Fund C Class .........        61,310          3,217
  Decatur Total Return Fund Institutional
   Class.....................................       394,807         96,994
                                                -----------    -----------
                                                 21,814,636     16,030,439
                                                -----------    -----------

Shares repurchased:
  Decatur Total Return Fund A Class .........    (7,584,462)    (7,166,570)
  Decatur Total Return Fund B Class .........      (535,525)      (174,170)
  Decatur Total Return Fund C Class .........      (108,427)        (9,857)
  Decatur Total Return Fund Institutional
   Class.....................................      (549,647)      (186,654)
                                                -----------    -----------
                                                 (8,778,061)    (7,537,251)
                                                -----------    -----------
Net Increase ................................    13,036,575      8,493,188
                                                ===========    ===========

5. Lines of Credit

Committed lines of credit were $68 million for Decatur Income Fund and $26 million for Decatur Total Return Fund. No amount was outstanding at November 30, 1997, or at any time during the fiscal year.

6. Market and Credit Risk The Decatur Income Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Decatur Income Fund and Decatur Total Return Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Subsequent Event
Distributions were declared from net realized gain from security transactions in the amount of $3.07 per share for all classes of the Decatur Income Fund. In addition, dividends were declared from net investment income in the amount of $0.0495, $0.015, $0.015, and $0.0525 per share for the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class and Decatur Income Fund Institutional Class, respectively, payable on December 30, 1997 to shareholders of record on December 19, 1997. The ex-dividend date was December 22, 1997.

Distributions were declared from net realized gain from security transactions in the amount of $2.08 per share for all classes of the Decatur Total Return Fund. In addition, dividends were declared from net investment income in the amount of $0.06, $0.03, $0.03, and $0.09 per share for the Decatur Total Return Fund A Class, Decatur Total Return B Class, Decatur Total Return Fund C Class and Decatur Total Return Fund Institutional Class, respectively, payable on December 30, 1997 shareholders of record on December 19, 1997. The ex-dividend date was December 22, 1997.

28 for total return


Delaware Group Equity Funds II, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds II, Inc. - Decatur Income Fund
Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund

We have audited the accompanying statements of net assets of Delaware Group Equity Funds II, Inc. - Decatur Income Fund and Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund, as of November 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the respons ibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Decatur Income Fund and Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund at November 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                              Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 1998

This annual report is for the information of Decatur Income Fund and Decatur Total Return Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Decatur Income Fund and Decatur Total Return Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and
Chief Operating Officer
Delaware Group of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(photo of globes)

directors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Decatur Fund Prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

(photo og globes)

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

DELAWARE
GROUP
--------
Philadelphia o London

Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(423)
AR-118[11/97]TKO1/98